Exhibit 99.2

November 8, 2018 Natera, Inc. Q3 2018 Earnings Call

Safe harbor This presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation, including statements regarding the market opportunity, products, commercial partners, user experience, clinical trials, financial performance, strategies, anticipated future performance and general business conditions of Natera, Inc. (“Natera”, the “Company”, “we” or “us”), are forward-looking statements. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially, including: we face numerous uncertainties and challenges in achieving the financial guidance provided; we may be unable to further increase the use and adoption of Panorama, through our direct sales efforts or through our laboratory partners, or to develop and successfully commercialize new products, including our cancer products; we have incurred losses since our inception and we anticipate that we will continue to incur losses for the foreseeable future; our quarterly results may fluctuate significantly; our estimates of market opportunity and forecasts of market growth may prove to be inaccurate, and even if the market in which we compete achieves the forecasted growth, our business could fail to grow at similar rates; we may be unable to compete successfully with either existing or future prenatal testing or oncology diagnostic products or other test methods; we may not be successful in commercializing our cloud-based distribution model; our products may not perform as expected; the results of our clinical studies may not support the use of our tests, particularly in the average-risk pregnancy population or for microdeletions screening, or may not be able to be replicated in later studies required for regulatory approvals or clearances; if our sole CLIA-certified laboratory facility becomes inoperable, we will be unable to perform our tests and our business will be harmed; we rely on a limited number of suppliers or, in some cases, single suppliers, for some of our laboratory instruments and materials and may not be able to find replacements or immediately transition to alternative suppliers; if we are unable to successfully scale our operations, our business could suffer; our cord blood and tissue banking activities are subject to regulations that may impose significant costs and restrictions on us; the marketing, sale, and use of Panorama and our other products could result in substantial damages arising from product liability or professional liability claims that exceed our resources; we may be unable to expand third-party payer coverage and reimbursement for Panorama and our other tests, and we may be required to refund reimbursements already received; third-party payers may withdraw coverage or provide lower levels of reimbursement due to changing policies, billing complexities or other factors, such as the increased focus by third-party payers on requiring that prior authorization be obtained prior to conducting a test; if the FDA were to begin actively regulating our tests, we could incur substantial costs and delays associated with trying to obtain premarket clearance or approval and incur costs associated with complying with post-market controls; we could be subject to third party claims of intellectual property infringement, which could result in litigation or other proceedings and could limit our ability to commercialize our products or services; and any failure to obtain, maintain, and enforce our intellectual property rights could impair our ability to protect our proprietary technology and our brand. We discuss these and other risks and uncertainties in greater detail in the sections entitled “Risk Factors” and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our Form 10-Q for the quarter ended September 30, 2018. Further information on potential risks that could affect actual results will be included in other filings we make with the SEC from time to time. Given these uncertainties, you should not place undue reliance on the forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied. Except as required by law, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. We undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations. We file reports, proxy statements, and other information with the SEC. Such reports, proxy statements, and other information concerning us can be read and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549 or on the Internet at http://www.sec.gov. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. Our common stock is listed on the NASDAQ Global Select Market, and these reports, proxy statements and other information are also available for inspection at the offices of the NASDAQ Stock Market, Inc. located at 1735 K Street, NW, Washington, D.C. 20006. We will provide without charge upon written or oral request a copy of any or all of the documents that are incorporated by reference into this prospectus, other than exhibits which are specifically incorporated by reference into such documents. Requests should be directed to our Investor Relations department at Natera, Inc., 201 Industrial Road, Suite 410, San Carlos, California 94070. Our telephone number is (650) 249-9090. 2

# Recent highlights

- **Processed 167,172 tests in Q3 2018, 28% growth vs. Q3 2017**
  - Panorama®: approximately 115,000 tests processed, 26% growth YoY
  - Horizon™: approximately 44,400 tests accessioned, 36% growth YoY

- **Total revenues of $65.3M in Q3 2018, up 17% from Q3 2017**

- **Announced multiple prospective clinical trials with leading pharma partners**
  - Phase 2 study in NSCLC with Bristol-Myers Squibb as a potential biomarker for Opdivo (nivolumab)
  - Phase 1 study with Neon Therapeutics evaluating personalized cancer vaccine

- **>25 pilot studies signed with leading pharmaceutical companies for Signatera™ (RUO)**
  - Roughly $8 million in contracted revenues with pharmaceutical companies expected by EOY
  - Multiple breast cancer studies to be read out at San Antonio Breast Cancer Symposium

- **Enrolled 20,000 patients in SMART trial for microdeletions**
  - Trial designed to drive reimbursement for high-volume microdeletions offering

- **Transplant activities remain on track for launch**
  - Successful completion of pre-submission meeting with CMS

3

Core technology driving $18 billion opportunity validated with NYS, CAP, CLIA and published in 46 peer reviewed publications* PRENATAL $4 Billion ONCOLOGY $12 Billion TRANSPLANT $2 Billion NOVEL MOLECULAR METHOD POWERFUL BIOINFORMATICS *peer reviewed product and method publications 4

2018 volume growth accelerating 5 Total tests processed Year-on-year growth 15% 28% 113,517 130,381 167,172 Q3 2016 Q3 2017 Q3 2018 121,335 125,731 130,381 137,773 164,355 162,807 167,172 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018

Study shows stronger performance in a larger cohort 1 Based on SNP-based dd-cfDNA analyses described here (292 plasma specimens from 193 unique kidney transplant recipients) 2 Bloom RD, et al. J Am Soc Nephrol. 2017;28(7):2221-2232 LARGER SAMPLE SIZE STRONGER PERFORMANCE Natera study1 Bloom et al2 Natera study1 Bloom et al2 SAMPLE SIZE AREA UNDER THE CURVE (AUC) a combined indicator of sensitivity and specificity 6 0.9 0.74 0 0.1 0.2 0.3 0.4 0.5 0.6 0.7 0.8 0.9 1

Transplant reimbursement pathway Completed analytical validation Submitted clinical validation Successful pre-submission meeting Obtain Z-code Complete CLIA validation Formal LCD submission Draft LCD release Establish coding and pricing Launch registry study Final LCD published 2018 / 2019 2019 7

SignateraTM Near-term milestones 8 Data development update: CRC podium presentation at ESMO Breast cancer podium presentation at SABCS: Leicester, ISPY-2 data RCC study with Fox Chase CLIA launch 1H 2019 Prospective observational studies in colon, lung and breast Continued growth in pharma pipeline: 26 signed deals

Phase 2 lung cancer trial with Bristol-Myers Squibb Signatera results used for treatment decision-making prior to randomization in early stage NSCLC, to assess the benefit of adding Opdivo to standard of care Addressable patient population up to 75,000 per year in the U.S. De-risk pharma strategy of moving approved therapies from metastatic to adjuvant setting, opening up larger market opportunities 9 Metastatic cancer patients Early stage cancer patients Label extension to adjuvant setting Approved treatments in the metastatic setting

Collaboration with Neon Therapeutics Phase I study that utilizes NEO-PV-01 + Keytruda + chemo in untreated NSCLC patients Correlate Signatera data with treatment response First time a patient-specific therapeutic has been combined with a patient-specific diagnostic in the clinical setting 10

Average selling prices stable as expected Multi-year, fixed price payer contracts Increasing average risk NIPT coverage Increasing coverage for microdeletions Broader Medicaid coverage Total revenues / tests reported* Pricing drivers going forward 11 *Q1 2018 pricing excludes one-time revenue recognition of $5.5M from Qiagen partnership, $411 $432 $447 Q1 2018 Q2 2018 Q3 2018

Blended COGS targets driving strong returns Blended COGS Trajectory $122 savings per unit X 626,000 tests / year = $76M annual savings ~59% ROIC on all R&D spend since 2015 ~ 12 $388 $282 $266 $200 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 Q1 2015 Q3 2017 Q3 2018 Funded projects

Q3 2018 financial overview Growth in Panorama and Horizon volumes is primary driver of change vs Q3 2017 P&L Q3’18 Q3’17 Change Horizon Revenue $ 23.5 $ 17.9 $ 5.6 Panorama Revenue $ 36.0 $ 33.9 $ 2.1 Total Revenue $ 65.3 $ 55.9 $ 9.4 Gross Margin% 1 36% 38% (200) bps R&D $ 12.4 $ 12.6 $ (0.2) SG&A $ 38.4 $ 34.5 $ 3.9 Net Loss Per Diluted Share $(0.49) $(0.52) $0.03 Balance Sheet Sep 30, 2018 June 30, 2018 Change Cash & Investments 2 $ 170.0 $ 89.2 $80.8 UBS Line of Credit $ 50.1 $ 50.1 $ -- OrbiMed Debt Facility $ 73.3 $ 73.2 $ 0.1 ($ in millions, except for per share data) 1. Gross margin is calculated as gross profit divided by GAAP total revenues. Gross profit is calculated as GAAP total revenues less GAAP cost of revenues. 2. Cash and investments also include short-term and long-term restricted cash. 13

2018 guidance update ($ in millions) Revenue $250 – $260 Gross Margin % revenue 33% – 36% SG&A $150 – $155 R&D $50 – $55 Cash Burn $65 – $75 14

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